UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934 Date of Report

                        (Date of earliest event reported)
                           May 11, 2006 (May 10, 2006)

                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


         DELAWARE                       001-31917                 76-0685039
 State of Incorporation or     (Commission File Number)      (I.R.S. Employer
       Organization                                         Identification No.)

                13947 SOUTH MINUTEMAN DRIVE, DRAPER UTAH            84020
                 Address of Principal Executive Offices           Zip Code




                                 (801) 816-6918
                         Registrant's telephone number,
                               including area code





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]         Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

[]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing.

          On May 10, 2006, the Board of Directors of INVESTools Inc. (the "Company") approved a resolution to effectuate a withdrawal of the Company's common stock for listing on the American Stock Exchange in order that such common stock be listed on the NASDAQ National Market.

         On May 11, 2006, the Company announced that its common stock had been approved for listing on the NASDAQ National Market. The Company's common stock is expected to commence trading on the NASDAQ National Market at the open of the market on Tuesday, May 23, 2006, under the new ticker symbol "IEDU." Until that date, the Company's common stock will continue to trade on the American Stock Exchange under the symbol "IED." A copy of the press release announcing the Company's approval for listing on the NASDAQ National Market is filed as Exhibit
99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

99.1       Press release dated May 11, 2006, issued by INVESTools Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INVESTOOLS INC.


                                    By: /s/     Ida K. Kane
                                        ------------------------------
                                                Ida K. Kane
                                                Chief Financial Officer

Dated: May 11, 2006



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                                INDEX TO EXHIBITS


Exhibit Number    Exhibit
99.1              Press Release dated May 11, 2006, issued by INVESTools Inc.